Press Release	Source: Stellar Pharmaceuticals Inc.

Stellar Pharmaceuticals enters into a partnership with Pfizer Canada Inc.
to promote Gelfoam® in Canada

-	Stellar to further expand and strengthen its Specialty Care Products business with addition of Gelfoam® (absorbable gelatin sponge, USP) promotion

MILTON, ONTARIO -- (MARKET WIRE) -- August 23, 2012 -- Stellar Pharmaceuticals Inc. ("Stellar")(OTCQB: SLXCF)(OTCBB: SLXCF)(PINKSHEETS: SLXCF) today announced that it has signed an agreement granting Stellar the exclusive Canadian promotional rights for Gelfoam® from Pfizer Canada Inc. ("Pfizer") (NYSE:  PFE).

Gelfoam® is a medical device approved in Canada and the United States for use in surgical procedures as a haemostatic agent, when control of capillary, venous, and arteriolar bleeding by pressure, ligature, and other conventional procedures is either ineffective or impractical.  “Gelfoam® is an absorbable haemostatic device used in hospitals and surgical centres across Canada” noted Mr. Rob Harris, President & CEO of Stellar. “The addition of Gelfoam is another step forward as we expand our hospital, specialty care business, which is a target area of growth for Stellar.”

Under the terms of the promotional agreement (the "Agreement"), Stellar is granted the exclusive Canadian promotional rights to Gelfoam® by Pfizer. Throughout the term of the
Agreement, Stellar will act on behalf of Pfizer in the promotion, sales and marketing of Gelfoam® to surgeons and other health care practitioners in Canada. Pfizer will continue to be responsible for all distribution, regulatory affairs and medical related activities.

Mr. Harris further commented, “Gelfoam® should benefit from the increased promotion planned by Stellar, as well as the complimentary presence of our recently announced Collatamp G® acquisition. In addition, we feel that our existing specialty care products, NeoVisc® and Uracyst®, should benefit from Stellar’s greatly enhanced presence in the hospital and specialty care markets. We are very excited about the growth potential from Gelfoam® and look forward to building a long-term partnership with Pfizer.”

About Gelfoam®
Gelfoam® is a medical device intended for application to bleeding surfaces as a haemostatic. It is a water-insoluble, off-white, nonelastic, porous, pliable product prepared from purified pork skin gelatin USP granules and Water for Injection, USP.  Gelfoam® is indicated in surgical procedures, including those involving cancellous bone bleeding, as a hemostatic device, when control of capillary, venous, and arteriolar bleeding by pressure, ligature, and other conventional procedures is either ineffective or impractical. The product, which has significant growth potential in a major market segment, is approved for use in Canada and the United States.

About Stellar Pharmaceuticals Inc.

Stellar and its subsidiary, Tribute Pharmaceuticals, is an emerging Canadian specialty pharmaceutical company focused on the acquisition, licensing, development and management of pharmaceutical and healthcare products with its primary focus on the Canadian market.

Stellar markets Bezalip® SR (bezafibrate), Soriatane® (acitretin), NeoVisc® (1.0% sodium hyaluronate solution), Collatamp G® (gentamicin impregnated sponge) and Uracyst® (sodium chondroitin sulfate solution 2%) in the Canadian market. Additionally, NeoVisc® and Uracyst® are commercially available and are sold globally through various international partnerships.

Gelfoam® is a registered trade-mark of Pharmacia & Upjohn Company LLC, used under license by Pfizer Canada Inc.

Bezalip® SR, Soriatane®, NeoVisc®, Collatamp G® and Uracyst® are registered trademarks of their individual owners.

Forward-Looking Statements

This press release contains certain forward-looking statements about Stellar as defined in the Private Securities Litigation Reform Act of 1995, which statements can be identified by the use of forward-looking terminology, such as "may", "will", "expect", "intend", "anticipate", "estimate", "predict", "plan" or "continue" or the negative thereof or other variations thereon or comparable terminology referring to future events or results. Forward-looking statements, by their nature, are subject to risks and uncertainties. Stellar's actual results could differ materially from those anticipated in these forward-looking statements as a result of numerous factors, including general economic conditions, the ability of Stellar to successfully integrate operations, and the timing of expenditures and expansion opportunities, any of which could cause actual results to vary materially from current results or anticipated future results. See Stellar's reports filed with the Canadian Securities Regulatory Authorities and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from results referred to in forward-looking statements. Stellar assumes no obligation to update the information contained in this press release to update forward-looking statements to reflect changed assumptions, the occurrence of anticipated events or changes in future operating results, financial condition or business over time.

Stellar Pharmaceuticals Inc.	or	Stellar Pharmaceuticals Inc.
Scott Langille		Arnold Tenney
CFO		Chairman
519-434-1540		705-455-9505
scott.langille@stellarpharma.com

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